China Nutrifruit Group Limited



Investor Presentation
November 2009

Longheda

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Safe Harbor Statement



Safe Harbour Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.

Potential risks and uncertainties include, but are not limited to, risks related to new and existing products; our ability to acquire raw materials in sufficient quantity and on commercially competitive terms; our dependence on consumer perception of safety and quality of our products as well as similar products; the effects of currency policies and fluctuations; general economic conditions; any of the factors mentioned in the "Risk Factor" section of the Company's current report on Form 10-K filed on June 30, 2009 and other risks and uncertainties mentioned in the Company's other reports filed with the Securities and Exchange Commission. The Company assumes no obligation and does not intend to update any forward-looking statements, except as required by law.

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Equity Snap Shot



Listed on NYSE Amex	CNGL
Price at (11/11/2009):	$3.06
Market Capitalization:	$110.5M
Diluted Shares Outstanding:	36.1M
52 Week price range:	$1.00-$5.00
Revenue (ttm):	$62.8M
Net Income (ttm)*:	$14.7M
Diluted EPS (ttm)*:	$0.41
Net Income (FY10 make good):	$18.5M
EPS (FY10)**:	$0.51
Forward PE (FY10)**:	6.0x

Fiscal year ended March 31

Excluding non-cash compensation expenses of $9.5 million
****Based on FY10 make good net income***

Investment Highlights



- Leading position in the premium specialty fruit market
- Fruit juice and fruit products one of fastest growing consumer markets in China - underpenetrated and ripe for consolidation
- Growing, widespread distribution network managed for performance
- Industry leading quality focus and advanced production technology
- Established raw material procurement and strong government support
- Committed and experienced management team
- Strong revenue growth and industry-leading margins


Revenues
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$23.0M
$34.5M
$56.4M
$72-$76M
$90-$95M
FY2007*
FY 2008*
FY 2009
FY 2010E**
FY 2011E**

*Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008

**Estimates for FY 2010 and FY 2011

Company Overview



- China Nutrifruit conducts operations through wholly owned subsidiary, Longheda, a leading producer of premium specialty fruit based products in China
- Longheda established in 2004 in Daqing, Heilongjiang Province, China
- Heilongjiang leading production base for many specialty fruits and berries in China
- Current annual fruit processing capacity of 15,960 tons *(to add 1,200 tons by Dec. 2009)* and beverage production capacity of 10,800 tons
- Robust sales network covering 20 provinces in China
- Leading player in the premium specialty fruit processing market
- Total of 575 full-time employees
- Began trading on NYSE Amex





Market Opportunity

- According to BBIC, in 2010, sales of fruit processed products in China are expected to grow at **CAGR of 42.5% from 2006 to 2010**
- Annual fruit juice consumption expected to reach **73 billion liters by 2020** in Asia and demand for concentrated fruit juice, fruit puree and fruit paste will be 7 million tons by 2020
- Current domestic fruit juice per capita consumption is **1/10th of the global average and 1/40th of other developed nations**
- Increasingly health and quality conscious growing Chinese middle class with higher disposal income


Growing Middle Class*
70%
60%
50%
40%
30%
20%
10%
0%
2005
2015 E
2025 E
Poor
Middle Class
Affluent

(Source: China Fruit and Vegetable Juice Association, CBIA), USDA (Beijing Business & Intelligence Consulting Co. Ltd., BBIC)*

Industry Supply Chain



Future extension

CNGL

Fruit Suppliers/ Orchards → **Processors** → **Distributor's** → **Manufacturer's/ Retail Outlets**

Fruit Suppliers/ Orchards
- Contracted with specialty fruit orchards
- Agents who source fruits from individual farmers
- Cooperative agreements with local governments
- Strategic plans to expand into operating orchards

Processors
- Large-scale processing capacity
- Glazed Fruit
- Concentrate Juice
- Concentrate Pulp
- Nectar
- Beverage

Distributor's
- Wide and effective network of distributors
- Participate in trade fairs to increase brand recognition

Manufacturer's/ Retail Outlets
- Supermarkets
- Fruit based food producers

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Golden Berry Products



*The largest **Golden Berry** processor in China*

Golden Berry	A popular premium specialty fruit in China tastes like sweet gooseberry Golden berry products accounted for 45% of total revenues for FY 2009 China Nutrifruit is a leading producer of golden berry products ***- Golden berry concentrate juice*** ***- Nectar from golden berries*** ***- Glazed golden berries*** ***- Golden berry fresh fruit***
Benefits	Golden berries are rich in **Linoleic acid**, an important fatty acid which helps maintain the health of cell membranes, control blood pressure, inflammation, body temperature, and other body functions **Yellow Pigment**, a natural pigment that is effective in preventing arteriosclerosis and cancer

Product Portfolio



Product Category	% of Sales (1H FY10)	Gross Margin	Customers
Concentrate juice	40.7%	42.7%	Food/Beverage Processors
Concentrate pulp	15.7%	36.1%	Food/Beverage Processors
Glazed Fruit	16.9%	63.7%	Baked Food Producers
Nectar	13.8%	67.8%	Food/Beverage Processors
Fresh Fruit	5.8%	39.9%	Fruit Distributors
Beverage	7.1%	28.5%	Internet Bars and Festivals













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Research and Development



Proprietary processing technology

- Glazed Fruits

Technology cooperation agreement with **Heilongjiang Ba Yi Land Reclamation University (HLAU)**

Monitoring changing consumer tastes and preferences

Expanding Product Mix with R&D initiatives



New Product Development

Finished Testing: Blackcurrant and Seabuckthorn concentrates

In Development: product using the golden berry extracts





Extensive Market Coverage

- Fruit processed products sold domestically across 20 provinces in China
- Local distributors supply domestic demand international leading food companies, such Itochu, Lotte
- **Beverage FU** consumed in wedding and festival banquets; **The Legend of Network** sold primarily in Internet Bars
- Increased visibility and brand promotion through domestic and international trade fa
- Well qualified and experienced sales and marketing team
- Careful distributor selection process focused on profitability



Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Beijing
Tianjin
Hebei
Gansu
Qinghai
Shanxi
Shandong
Shaanxi
Henan
Jiangsu
Tibet
Anhui
Shanghai
Sichuan
Hubei
Zhejiang
Chongqing
Jiangxi
Guizhou
Hunan
Fujian
Yunan
Guangxi
Taiwan
Guangdong
Hainan
Existing Markets
Headquarter
Plant Location

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Strong Procurement Network

- **Strategically located processing facilities in close proximity to major premium specialty fruit orchards**
    - Daqing and Mu Dan Jiang City, Heilongjiang Province
- **Significant pricing power through cooperative agreements with local governments**
- **Secured supply of source fruits through well developed group of agents**
- **Established cooperative relationship with golden berry farm bases and fostering new relationships**
- **Plans to consolidate upstream by developing own orchards**



World Class Quality Assurance



- Quality checks throughout the raw materials sourcing, production, packaging, storage and transportation processes
- High internal quality standards
- Advanced proprietary technology
- ISO9001 certified processing facilities
- HACCP (Hazard Analysis & Critical Control Point) series qualifications
- High Tech Enterprise Qualification in Heilongjiang Province
- A 17-member quality control team closely monitors and tests the quality of products to ensure the highest possible quality


质量管理体系认证证书


食品安全管理体系认证证书



Growth Strategy

- Add new production lines to increase fruit processing capacity
- Add five to ten new distributors annually in developed regions across China
- Increase brand awareness among distributors
- Strengthen raw material procurement network
- Integrate upstream by developing orchards
- New product development catering to rapidly changing consumer demand

Growth Strategy

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Capacity Expansion



Current Capacity Product Category	Location	Processing Capacity (tons)
Glazed Fruit	Daqing	1,200
Nectar	Daqing	4,800
Concentrate Fruit	Daqing	3,960
Concentrate Fruit	Mu Dan Jiang	6,000
Beverage	Daqing	10,800
Total		26,760

Planned Capacity Product Category	Location	Expected Annual Capacity (tons)	Expected FY of Capacity Additions
Glazed Fruit	Daqing	1,200	2010
Concentrate Pulp	TBD	NA	2010
Concentrate Fruit*	Mu Dan Jiang	6,000	2011
Glazed Fruit*	Mu Dan Jiang	1,200	2011

* Subject to financing

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Experienced Management Team



Changjun Yu, Chairman

- Joined Longheda since its formation in 2004 and has over 13 year experience in the food industry
- Former Vice President of Sales at Harbin Shengjinlai Economic and Technology Development Co. Ltd.
- Served as Vice President of Production and then Vice President of Sales for Shandong Qingzhou Dajinxing Aviation Beverage Co. Ltd

Jinglin Shi, CEO

- Served as CEO of Longheda since its formation in 2004
- Former Vice President of Sales at Daqing Yuehaitian Economic and Trade Co. Ltd.

Colman Cheng, CFO

- Over 14 years of auditing, accounting and financial management experience in Big Four accounting firms and other multi-national companies
- Former Investment Manager at KAB Asia Limited
- Received a bachelor's degree in Accounting from Edith Cowan University in Australia and is an associate member of both the Hong Kong Institute of Certified Public Accountants and CPA Australia

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Independent Board Members



Tony Chun Wai Chan, Chairman of Audit Committee and Governance and Nominating Committee

- Over 10 years of experience working with public companies listed in Hong Kong and Singapore, mergers and acquisitions and corporate finance
- International Associate of AICPA / Certified Public Accountant in Hong Kong and Australia
- Served as a director in Yeung, Chan and Associates CPA Limited

William Haus, Chairman of Compensation Committee

- Served as CEO and director of CS China Acquisition Corporation since 2008
- Former analyst for The Pinnacle Fund and The Pinnacle China Fund
- Chartered Financial Analyst / M.B.A. from Boston University

Jingfu Li, Board Member

- Over 40 years of teaching experience in the subject of horticulture
- Professor and doctoral advisor at the Northeast Agricultural University in China
- Awarded with governmental allowance by the State Council and first prize in Scientific Technology Advancement

Robust Revenue Growth



$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
CAGR 56.6%
$23.0M
$34.5M
$56.4M
$72-$76M
$90-$95M
FY2007*
FY 2008*
FY 2009
FY 2010E**
FY 2011E**

For the fiscal years ended March 31

•Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008

•**Estimates for FY 2010 and FY 2011

Gross Profit



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR 46.9%
23.9%
$11.4M
$16.3M
$24.6M
$11.0M
$13.6M
FY 2007*
FY 2008*
FY 2009
1H FY 2009
1H FY 2010

Fiscal year ended March 31

* Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008

Increasing Net Income





$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
CAGR 35.7%
$7.6M
$11.6M
$14.0M
$18-$19M
$22-$23M
FY 2007*
FY 2008*
FY2009**
FY 2010E**
FY 2011E**

Fiscal year ended March 31

*Pro Forma consolidated statement of operations including Longheda's operations for the fiscal year ended March 31, 2007 and 2008

** Non-GAAP net income for FY2009, excluding non-cash stock compensation expense of $9.5 million

***Make good for FY 2010 and estimate for FY 2011

Longheda

Income Statements Summary



($ in thousands)	Six months ended September 30, 2009	Six months ended September 30, 2008	Fiscal Year ended March 31, 2009 Audited	Fiscal Year ended March 31, 2008 Pro Forma Unaudited[c]
Net Sales	$28,684	$22,271	$56,419	$34,510
Gross Profit	13,630	11,000	24,641	16,342
Gross Margin	47.5%	49.4%	43.7%	47.3%
Income from Operations	10,617	9,086	18,822[b]	13,115
Operating Margin	37.0%	40.8%	33.4%[b]	38.0%
Net Profit	7,886	7,189	14,036[b]	11,583
Net Profit Margin	27.5%	32.3%	24.9%[b]	33.6%
Diluted EPS	$0.22[a]	$0.65[a]	$0.42[b]	$0.38

a) For six months ended Sept. 30, 2009, share count for diluted EPS is 36.2 million v.s. 11.1 million during the comparable period in 2008
b) Excluding non-cash stock compensation expense of $9.5 million recorded in the fourth quarter of 2009
c) Pro Forma consolidated statement of operations including Longheda's operations for fiscal year ended March 31, 2008

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Balance Sheet Highlights



(in thousands)	As of September 30,	As of March 31,	
	2009	2009	2008
Cash	$15,465	$4,769	$7,105
Current Assets	40,687	20,367	11,097
Total Assets	58,065	38,578	19,464
Current Liabilities	5,053	4,353	9,520
Total Liabilities	5,053	11,761	9,520
Total Stockholder's Equity	53,012	26,817	5,905
Current Ratio	8.05	4.68	1.17
Debt/Equity Ratio	0.10	0.44	1.61

Investment Summary



- Leading position in the premium specialty fruit market
- Fruit juice and fruit products one of fastest growing consumer markets in China – underpenetrated and ripe for consolidation
- Growing, widespread distribution network managed for performance
- Industry leading quality focus and advanced production technology
- Established raw material procurement and strong government support
- Committed and experienced management team
- Strong revenue growth and industry-leading margins



Contact Information

China Nutrifruit Group Limited

Colman Cheng, CFO

5th Floor, Chuangye Building, Industrial Zone 3,

Daqing Hi-Tech Industrial Development Zone

Daqing, Heilongjiang China 163316

zsj@longheda.net

www.chinanutrifruit.com

Legal Counsel

Jing Zhang, Esq.

Pillsbury Winthrop Shaw Pittman LLP

Email: jing.zhang@pillsburylaw.com

Investor Relations

CCG Investor Relations

Crocker Coulson, President

1325 Avenue of the Americas
Suite 2800
New York, NY 10019

crocker.coulson@ccgir.com

Auditor

HLB Hodgson Impey Cheng

Chartered Accountants

Certified Public Accountants

31/F, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong SAR

www.hic.com.hk

Reconciliation of non-GAAP Operating Income and Net Income

USD in thousands	Fiscal Year ended March 31, 2009
Net income as reported under GAAP	4,517
Add: Non cash stock compensation expense (1)	9,519
Adjusted Net Income	14,036
Diluted Earnings Per Share reported under GAAP	$0.14
Add: Non cash stock compensation expense per share (1)	$0.28
Adjusted Diluted Earnings Per Share	$0.42
Diluted weighted average number of common stock outstanding	33,451,676
Operating Income as reported under GAAP	9,303
Add: Non cash stock compensation expense (1)	9,519
Adjusted Operating Income	18,822

(1) Non-cash stock compensation expense recorded in the fourth quarter of 2009 related to the release of 2,799,799 shares from escrow to the Company's majority shareholder, Mr. Kung.

China Nutrifruit Group Limited



Thank You



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